UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest Event Reported):
November 15, 2006
Luminent Mortgage Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	012-36309	06-1694835

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 California Street, Suite 1350, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 415 217-4500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 15, 2006, Luminent Mortgage Capital, Inc. is giving a presentation at an Analyst Day meeting in New York, which includes certain financial information. A copy of the presentation is furnished as Exhibit 99 to this report.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1
Analyst Day Presentation of the Registrant dated November 15, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminent Mortgage Capital, Inc.
November 15, 2006	By:	/s/ Christopher J. Zyda
		Name:	Christopher J. Zyda
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Analyst Day Presentation of the Registrant dated November 15, 2006